Exhibit 10.2

SIXTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS SIXTH AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into as of July 16, 2019, by and between OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (“Oxford”), as collateral agent (in such capacity, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) or otherwise party thereto from time to time (each a “Lender” and collectively, the “Lenders”) including Oxford in its capacity as a Lender and SILICON VALLEY BANK, a California corporation with an office located at 3003 Tasman Drive, Santa Clara, CA 95054 (“Bank” or “SVB”), and NUVECTRA CORPORATION, a Delaware corporation (“Nuvectra”), with its corporate office located at 5830 Granite Parkway, Suite 1100, Plano, TX 75024 (“Borrower”).

Recitals

A.     Collateral Agent, Lenders, Borrower and Algostim, LLC, a Delaware limited liability company (“Algostim”), and PelviStim LLC, a Delaware limited liability company (“PelviStim”), each entered into that certain Loan and Security Agreement dated as of March 18, 2016 (as amended from time to time, including by that certain First Amendment to Loan and Security Agreement dated as of February 14, 2017, that certain Second Amendment to Loan and Security Agreement dated as of February 16, 2018, that certain Consent and Third Amendment to Loan and Security Agreement dated as of December 31, 2018, that certain Fourth Amendment to Loan and Security Agreement dated as of February 27, 2019 and that certain Fifth Amendment to Loan and Security Agreement dated as of April 22, 2019, the “Loan Agreement”).

B.     Lenders have extended credit to Borrower, Algostim and PelviStim in their capacities as “Borrowers” for the purposes permitted in the Loan Agreement.

C.     Algostim and PelviStim were wholly-owned subsidiaries of Borrower with no operations or operating assets and as permitted by Section 7.3 of the Loan Agreement, on July 2, 2019 each of Algostim and PelviStim were merged with and into Borrower with Borrower being the surviving entity and assuming all assets and liabilities and obligations of Algostim and PelviStim, and at such time, Algostim and PelviStim ceased to be in existence.

D.     Borrower has requested that Collateral Agent and Lenders (i) remove Algostim as a “Borrower” under the Loan Agreement and other Loan Documents, (ii) remove PelviStim as a “Borrower” under the Loan Agreement and other Loan Documents and (iii) make certain other revisions to the Loan Agreement as more fully set forth herein.

E.     Collateral Agent and Lenders have agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.     Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.     Amendments to Loan Agreement.

2.1     Removal of Borrowers.

(a)     Algostim hereby shall be removed as a Borrower under the Loan Documents, and all references in the Loan Documents to “Borrower” thereafter shall no longer include Algostim and shall mean and refer only to Nuvectra without any further action by any party hereto.

(b)     PelviStim hereby shall be removed as a Borrower under the Loan Documents, and all references in the Loan Documents to “Borrower” thereafter shall no longer include PelviStim and shall mean and refer only to Nuvectra without any further action by any party hereto.

2.2     Release of Liens.

(a)     At the sole cost and expense of Borrower, Collateral Agent shall promptly release its Liens filed against any property of Algostim without any further action by Borrower, including without limitation, the termination of UCC financing statements filed on Algostim, and all rights therein shall revert to Borrower as the successor by merger of Algostim.

(b)     At the sole cost and expense of Borrower, Collateral Agent shall promptly release its Liens filed against any property of PelviStim without any further action by Borrower, including without limitation, the termination of UCC financing statements filed on PelviStim, and all rights therein shall revert to Borrower as the successor by merger of Algostim.

(c)     All Liens granted by Borrower to Collateral Agent for the benefit of the Lenders shall remain in force and effect, and all assets, if any, of Algostim and PelviStim at the time of their merger with and into Borrower shall be subject to such Liens as the assets of Borrower as the surviving entity.

3.     Limitation of Amendment.

3.1     The amendments set forth in Section 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Collateral Agent or any Lender may now have or may have in the future under or in connection with any Loan Document.

3.2     This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.     Representations and Warranties. To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

4.1     Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents with respect to Borrower are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2     Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3     The organizational documents of Borrower delivered to Collateral Agent and Lenders on the Effective Date, or subsequent thereto, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower; and

4.7     This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.     Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.     Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Collateral Agent and Lenders of this Amendment by each party hereto, and (b) Borrower’s payment of all Lenders’ Expenses incurred through the date of this Amendment.

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

COLLATERAL AGENT AND LENDER: OXFORD FINANCE LLC By:/s/ Colette H. Featherly Name: Colette H. Featherly Title: Senior Vice President

LENDER: SILICON VALLEY BANK By:/s/ Milo Bissin Name: Milo Bissin Title: Director

BORROWER:

NUVECTRA CORPORATION By:/s/ Jennifer J. Kosharek Name: Jennifer J. Kosharek Title: Interim CFO

[Signature Page to Sixth Amendment to Loan and Security Agreement]